Energy Total Return Fund

KYE Quarterly Report

February 28, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the Energy Sector, which focuses on securities of Energy Companies, with the majority of our investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. Please see the Glossary of Key Terms on page 45 for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of February 28, 2015, we had total assets of $1.4 billion, net assets applicable to our common stock of $968 million (net asset value of $26.83 per share), and 36.1 million shares of common stock outstanding. As of February 28, 2015, we held $1.3 billion in equity investments and $143 million in debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2015.

	Holding	Sector(1)	Amount ($ in millions)	Percent of Long-Term Investments
1.	Enbridge Energy Management, L.L.C.	MLP Affiliate	$176.8	12.7%
2.	Kinder Morgan, Inc.	Midstream Company	172.0	12.3
3.	Capital Product Partners L.P.(2)	Marine	53.2	3.8
4.	The Williams Companies, Inc.	Midstream Company	46.8	3.4
5.	Plains All American Pipeline, L.P.	Midstream MLP	44.3	3.2
6.	Golar LNG Partners LP	Marine	43.2	3.1
7.	Teekay Offshore Partners L.P.	Marine	39.5	2.8
8.	Regency Energy Partners LP(3)	Midstream MLP	35.7	2.6
9.	Plains GP Holdings, L.P.	Midstream Company	34.9	2.5
10.	Williams Partners L.P.	Midstream MLP	28.1	2.0

			$674.5	48.4%

(1)	See Glossary of Key Terms for definitions.
(2)	Includes Class B units ($34.0 million) and common units ($19.2 million).
(3)	On January 26, 2015, Energy Transfer Partners, L.P. (“ETP”) entered into a definitive merger agreement with Regency Energy Partners LP. As of February 28, 2015, we held $27.4 million of ETP. The merger is expected to close in the second quarter of 2015.

Results of Operations — For the Three Months Ended February 28, 2015

Investment Income.    Investment income totaled $12.6 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $17.1 million of dividends and distributions, of which $7.8 million was treated as a return of capital and $0.05 was treated as distributions in excess of cost basis. Interest income and other income was $3.3 million. We received $2.8 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $9.6 million, including $4.4 million of investment management fees, $3.2 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million), $0.4 million of other operating expenses and $1.7 million of preferred stock distributions (including non-cash amortization of offering costs of $0.1 million).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Investment Income.    Our net investment income totaled $3.0 million.

Net Realized Gains.    We had a net realized gain of $29.3 million. The net realized gain included $28.1 million of gains from our investments, $1.3 million of gains from option activity and $0.1 million of loss from foreign currency transactions.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $99.0 million. The net change consisted of a $97.6 million decrease to our unrealized gains on investments and $1.4 million decrease from option activity.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $66.7 million. This decrease was comprised of net investment income of $3.0 million, a net realized gain of $29.3 million and a net decrease in unrealized gains of $99.0 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, generally funded by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment or structuring fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$17.1
Paid-In-Kind Dividends(1)	2.8
Interest Income and Other Income	3.3
Net Premiums Received from Call Options Written	2.6

Total Distributions and Other Income from Investments	25.8
Expenses
Investment Management Fee	(4.4)
Other Expenses	(0.4)
Interest Expense	(3.0)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$16.5

Weighted Shares Outstanding	36.0
NDI per Weighted Share Outstanding	$0.456

Adjusted NDI per Weighted Share Outstanding(2)	$0.456

Distributions paid per Common Share(3)	$0.485

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	There were no adjustments to NDI during the three months ended February 28, 2015.

(3)	The distribution of $0.485 per share for the first quarter of fiscal 2015 was paid on April 10, 2015.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends, and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI may also include recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred shares (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2015 of $438 million was comprised of $318 million of Notes, and $120 million of MRP Shares. At February 28, 2015, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or unsecured revolving term loan (“Term Loan”). Total leverage represented 31% of total assets at February 28, 2015. As of April 24, 2015, we had $37 million borrowed under our Term Loan and we had $2 million of cash. As of April 24, 2015, we did not have any borrowings outstanding under our Credit Facility.

Our Credit Facility has total commitments of $100 million and matures on March 4, 2016. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $50 million. The initial term of the Term Loan extends through June 13, 2017, at which time we have the option to convert any borrowings outstanding at the time into a one-year

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

term loan. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on our asset coverage ratios. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Borrowings under the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.30% based on our current asset coverage ratios. The Term Loan is repayable at par at any time.

We had $318 million of Notes outstanding at February 28, 2015. On February 3, 2015 and March 5, 2015, we redeemed $27 million and $58 million, respectively, of Notes that were scheduled to mature in March 2015. The remaining Notes mature between 2016 and 2025. As of February 28, 2015, we had $120 million of MRP Shares outstanding, that are subject to mandatory redemption in 2017 and 2018.

At February 28, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 442% for debt and 321% for total leverage (debt plus preferred stock). We currently target an asset coverage ratio with respect to our debt of 410%, but at times we may be above or below our target depending upon market conditions.

As of February 28, 2014, our total leverage consisted of both fixed rate (93%) and floating rate (7%) obligations. As of such date, the weighted average interest/dividend rate on our total leverage was 4.10%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 144.2%
Equity Investments(1) — 129.4%
United States — 118.8%
MLP(2)(3) — 35.9%
Alliance Holdings GP, L.P.	37	$1,932
Antero Midstream Partners LP	162	4,220
Arc Logistics Partners LP	80	1,481
Buckeye Partners, L.P.(4)	165	12,812
Columbia Pipeline Partners LP(5)	76	2,116
CONE Midstream Partners LP	21	461
Crestwood Equity Partners LP	269	1,705
Crestwood Midstream Partners LP	824	12,343
CSI Compressco LP	48	828
DCP Midstream Partners, LP	515	20,500
Energy Transfer Equity, L.P.	130	8,297
Energy Transfer Partners, L.P.(6)(7)	461	27,440
EnLink Midstream Partners LP	321	8,632
Enterprise Products Partners L.P.(6)	580	19,345
EV Energy Partners, L.P.	242	3,663
Exterran Partners, L.P.	434	10,170
Foresight Energy LP	359	6,049
Global Partners LP	273	10,871
Holly Energy Partners, L.P.	66	2,203
Legacy Reserves L.P.	105	1,208
MarkWest Energy Partners, L.P.(4)(8)	270	17,523
Midcoast Energy Partners, L.P.	80	1,228
Mid-Con Energy Partners, LP	614	3,771
ONEOK Partners, L.P.	447	18,665
PBF Logistics LP	65	1,589
Plains All American Pipeline, L.P.(8)	887	44,270
QEP Midstream Partners, LP	222	3,619
Regency Energy Partners LP(7)	1,464	35,707
Shell Midstream Partners, L.P.	130	5,078
Sprague Resources LP	67	1,631
Summit Midstream Partners, LP	108	3,900
SunCoke Energy Partners, L.P.	305	7,748
Sunoco Logistics Partners L.P.	42	1,844
Targa Resources Partners LP	66	2,905
USA Compression Partners, LP	123	2,395
USD Partners LP	149	1,962
Western Gas Partners, LP(4)	127	8,812
Williams Partners L.P.	550	28,112

		347,035

Midstream Company— 32.6%
Kinder Morgan, Inc.(4)	4,194	172,011
NiSource Inc.(4)	50	2,146
ONEOK, Inc.	570	25,217
Plains GP Holdings, L.P.(8)(9)	1,219	34,902
SemGroup Corporation(4)	25	1,933

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream Company (continued)
Spectra Energy Corp.(4)	319	$11,318
Targa Resources Corp.(4)	113	11,205
The Williams Companies, Inc.(4)	955	46,849
VTTI Energy Partners LP(9)	394	10,184

		315,765

Marine — 24.5%
Capital Product Partners L.P.(9)	2,058	19,138
Capital Product Partners L.P. — Class B Units(9)(10)(11)	3,333	34,033
Dynagas LNG Partners LP(9)	1,256	25,088
GasLog Partners LP(9)	92	2,345
Golar LNG Partners LP(9)	1,653	43,160
Höegh LNG Partners LP(9)	396	8,883
Kirby Corporation(4)(12)	80	6,166
KNOT Offshore Partners LP(9)	961	21,576
Navios Maritime Holdings Inc. — 8.625% Series H Preferred Shares	102	2,202
Navios Maritime Midstream Partners L.P.(9)	665	9,538
Navios Maritime Partners L.P.(9)	565	6,927
Seaspan Corporation — 7.95% Series D Preferred Shares	353	9,186
Seaspan Corporation — 8.25% Series E Preferred Shares	175	4,536
Teekay Corporation(4)	100	4,424
Teekay Offshore Partners L.P.(9)	1,799	39,463

		236,665

MLP Affiliate — 18.3%
Enbridge Energy Management, L.L.C.(4)(13)	4,744	176,840

		176,840

Other Energy Company — 6.2%
Abengoa Yield plc	264	8,650
Dominion Resources, Inc.(4)	28	2,019
HollyFrontier Corporation(4)	97	4,245
Marathon Petroleum Corporation(4)	84	8,852
NRG Yield, Inc.(4)	42	2,150
PBF Energy Inc.(4)	73	2,282
Phillips 66(4)	176	13,801
Seadrill Partners LLC(9)	381	5,832
TerraForm Power, Inc.	52	1,813
Tesoro Corporation(4)	25	2,296
Valero Energy Corporation(4)	138	8,513

		60,453

Upstream Income Trust — 1.3%
Enduro Royalty Trust	873	4,260
Pacific Coast Oil Trust	1,339	7,683
VOC Energy Trust	266	1,447

		13,390

Total United States (Cost — $730,208)		1,150,148

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Canada — 10.6%
Upstream Income Trust — 7.0%
ARC Resources Ltd.(6)			343	$6,629
Baytex Energy Corp.(6)			455	7,433
Bonavista Energy Corporation			1,169	6,692
Crescent Point Energy Corp.(6)			1,136	28,030
Pengrowth Energy Corporation			5,840	19,389

				68,173

Midstream Company — 3.6%
AltaGas Ltd.			60	2,159
Enbridge Inc.(4)			253	11,729
Gibson Energy Inc.(6)			48	1,014
Inter Pipeline Ltd.			120	3,176
Pembina Pipeline Corporation			406	12,955
TransCanada Corporation(4)			80	3,506

				34,539

Total Canada (Cost — $153,702)				102,712

Total Equity Investments (Cost — $883,910)				1,252,860

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 14.8%
United States — 13.6%
Upstream — 12.0%
American Eagle Energy Corporation(14)	11.000%	9/1/19	$4,800	2,064
American Energy-Woodford, LLC	9.000	9/15/22	1,500	1,005
BlackBrush Oil & Gas, L.P.	(15)	7/30/21	12,700	10,287
California Resources Corporation	6.000	11/15/24	7,500	6,722
Canbriam Energy Inc.	9.750	11/15/19	2,250	2,250
Chief Oil & Gas LLC	(16)	8/8/21	4,000	3,740
CrownRock, L.P.	7.125	4/15/21	500	502
CrownRock, L.P.	7.750	2/15/23	3,875	4,011
Endeaver Energy Resources, L.P.	7.000	8/15/21	2,250	2,194
Energy & Exploration Partners, Inc.	(17)	1/22/19	997	848
Goodrich Petroleum Corporation	8.875	3/15/19	4,950	2,203
Halcón Resources Corporation	9.750	7/15/20	9,760	7,564
Jupiter Resources Inc.	8.500	10/1/22	10,000	8,150
Laredo Petroleum, Inc.	9.500	2/15/19	10,000	10,450
Magnum Hunter Resources Corporation	9.750	5/15/20	13,900	12,441
Midstates Petroleum Company, Inc.	10.750	10/1/20	5,150	3,296
Midstates Petroleum Company, Inc.	9.250	6/1/21	6,750	4,269
Parsley Energy Inc.	7.500	2/15/22	6,025	6,206
Resolute Energy Corporation	8.500	5/1/20	4,900	1,409
RKI Exploration & Production, LLC	8.500	8/1/21	14,865	14,196
RSP Permian, Inc.	6.625	10/1/22	1,200	1,213
Teine Energy Ltd.	6.875	9/30/22	2,500	2,237
Triangle USA Petroleum Corporation	6.750	7/15/22	800	660
Vantage Energy, LLC	(18)	12/31/18	8,930	7,948

				115,865

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Other Energy Company — 1.0%
Arch Coal, Inc.	7.250%	6/15/21	$13,500	$3,983
Ocean Rig UDW Inc.	7.250	4/1/19	2,500	1,531
Peabody Energy Corporation	6.000	11/15/18	5,000	4,550

				10,064

Midstream— 0.4%
Stonewall Gas Gathering LLC	(19)	1/26/22	3,750	3,750

				3,750

Marine — 0.2%
Navios Maritime Holdings Inc.	7.375	1/15/22	2,500	2,356

Total United States (Cost — $163,413)				132,035

Canada — 1.2%
Upstream — 1.2%
Athabasca Oil Corporation	7.500	11/19/17	(20)	10,734
Baytex Energy Corp.	5.625	6/1/24	420	398

Total Canada (Cost—$13,211)				11,132

Total Debt Investments (Cost — $176,624)				143,167

Total Long-Term Investments (Cost — $1,060,534)				1,396,027

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written (12)
United States
MLP
Buckeye Partners, L.P.	$80.00	3/19/15	450	(18)
MarkWest Energy Partners, L.P.	62.50	3/19/15	850	(306)
MarkWest Energy Partners, L.P.	65.00	3/19/15	300	(63)
MarkWest Energy Partners, L.P.	70.00	4/16/15	380	(41)
Western Gas Partners, LP	75.00	3/19/15	150	(3)
Western Gas Partners, LP	80.00	3/19/15	150	(1)

				(432)

Midstream Company
Kinder Morgan, Inc.	42.50	3/19/15	2,820	(42)
Kinder Morgan, Inc.	42.50	4/16/15	3,000	(129)
NiSource Inc.	44.00	4/16/15	300	(22)
Spectra Energy Corp.	37.00	3/19/15	900	(16)
SemGroup Corporation	75.00	3/19/15	250	(77)
Targa Resources Corp.	100.00	3/19/15	250	(87)
Targa Resources Corp.	105.00	3/19/15	120	(10)
Targa Resources Corp.	110.00	3/19/15	130	(18)
The Williams Companies, Inc.	47.00	3/19/15	600	(132)
The Williams Companies, Inc.	48.00	3/19/15	300	(42)
The Williams Companies, Inc.	49.00	3/19/15	300	(28)
The Williams Companies, Inc.	50.00	3/19/15	300	(16)

				(619)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Marine
Kirby Corporation	$85.00	3/19/15	800	$(48)
Teekay Corporation	50.00	3/19/15	750	(15)

				(63)

MLP Affiliate
Enbridge Energy Management, L.L.C.	40.00	3/19/15	1,950	(49)

				(49)

Other Energy Company
Dominion Resources, Inc.	75.00	3/19/15	140	(4)
Dominion Resources, Inc.	77.50	3/19/15	140	(1)
HollyFrontier Corporation	42.00	3/19/15	425	(97)
HollyFrontier Corporation	43.00	3/19/15	175	(26)
HollyFrontier Corporation	43.00	4/16/15	180	(39)
HollyFrontier Corporation	44.00	4/16/15	180	(28)
Marathon Petroleum Corporation	100.00	3/19/15	300	(201)
Marathon Petroleum Corporation	105.00	3/19/15	543	(163)
NRG Yield, Inc.	55.00	4/16/15	300	(25)
PBF Energy Inc.	30.00	3/19/15	540	(138)
Phillips 66	75.00	3/19/15	350	(165)
Phillips 66	80.00	3/19/15	850	(123)
Tesoro Corporation	87.50	3/19/15	125	(75)
Tesoro Corporation	90.00	3/19/15	125	(52)
Valero Energy Corporation	55.00	3/19/15	700	(505)
Valero Energy Corporation	57.50	3/19/15	250	(114)
Valero Energy Corporation	60.00	3/19/15	340	(94)
Valero Energy Corporation	62.50	3/19/15	90	(12)

				(1,862)

Total United States (Premium Received — $2,053)				(3,025)

Canada
Midstream Company
Enbridge Inc.	50.00	4/16/15	800	(36)
TransCanada Corporation	45.00	4/16/15	800	(56)

Total Canada (Premium Received — $141)				(92)

Total Call Option Contracts Written (Premium Received — $2,194)				(3,117)

Debt				(318,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(120,000)
Other Assets in Excess of Other Liabilities				12,996

Net Assets Applicable To Common Stockholders				$967,906

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.5% of its total assets invested in publicly-traded partnerships at February 28, 2015. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes limited liability companies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(6)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units/stock through the issuer’s dividend reinvestment program.

(7)	On January 26, 2015, Regency Energy Partners LP entered into a definitive merger agreement with Energy Transfer Partners, L.P. The merger is expected to close in the second quarter of 2015.

(8)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. See Note 5 — Agreements and Affiliations.

(9)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(10)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(12)	Security is non-income producing.

(13)	Dividends are paid-in-kind.

(14)	On March 2, 2015, American Eagle Corporation (“American Eagle”) elected to utilize the 30-day grace period under its indenture with respect to the interest payment that was due. On April 2, 2015, American Eagle entered into a Forbearance Agreement with a group of noteholders (including Kayne Anderson), which expires on May 15, 2015, and made a partial interest payment. The Fund received $110 as its share of the partial interest payment. As of February 28, 2015, the Fund had $270 of accrued interest income. During the second fiscal quarter, the Fund established a $160 reserve against the accrual that exceeded the partial interest payment.

(15)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2015).

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2015).

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 675 basis points with a 1.00% LIBOR floor (7.75% as of February 28, 2015).

(18)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of February 28, 2015).

(19)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 775 basis points with a 1.00% LIBOR floor (8.75% as of February 28, 2015).

(20)	Principal amount is 14,830 Canadian dollars.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,014,673)	$1,299,332
Affiliated (Cost — $45,861)	96,695

Total investments (Cost — $1,060,534)	1,396,027
Cash and cash denominated in foreign currency (Cost — $12,471)	12,471
Deposits with brokers	250
Receivable for securities sold (Cost — $1,601)	1,601
Interest, dividends and distributions receivable (Cost — $5,088)	5,078
Deferred debt and preferred stock offering costs and other assets	2,883

Total Assets	1,418,310

LIABILITIES
Payable for securities purchased (Cost — $4,883)	4,883
Investment management fee payable	1,337
Call option contracts written (Premiums received — $2,194)	3,117
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	3,022
Notes	318,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	450,404

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$967,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (36,075,492 shares issued, 36,075,488 shares outstanding and 195,200,000 shares authorized)	$36
Paid-in capital in excess of taxable income	634,189
Accumulated net investment loss less distributions not treated as tax return of capital	(29,590)
Accumulated net realized gains less distributions not treated as tax return of capital	28,724
Net unrealized gains	334,547

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$967,906

NET ASSET VALUE PER COMMON SHARE	$26.83

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2015

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$16,126
Affiliated investments	1,012

Total dividends and distributions (after foreign taxes withheld of $153)	17,138
Return of capital	(7,762)

Distributions in excess of cost basis	(50)

Net dividends and distributions	9,326
Interest	3,195
Other income	67

Total Investment Income	12,588

Expenses
Investment management fees	4,401
Professional fees	109
Administration fees	88
Reports to stockholders	50
Directors’ fees and expenses	40
Custodian fees	26
Insurance	14
Other expenses	61

Total Expenses — before interest expense and preferred distributions	4,789
Interest expense and amortization of offering costs	3,155
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,684

Total Expenses	9,628

Net Investment Income	2,960

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	28,056
Foreign currency transactions	(55)
Options	1,287

Net Realized Gains	29,288

Net Change in Unrealized Gains
Investments — non-affiliated	(99,325)
Investments — affiliated	1,700
Foreign currency translations	(8)
Options	(1,356)

Net Change in Unrealized Gains	(98,989)

Net Realized and Unrealized Losses	(69,701)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(66,741)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(UNAUDITED)

	For the Three Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment income(1)	$2,960		$4,963
Net realized gains	29,288		70,764
Net change in unrealized gains (losses)	(98,989)		4,007

Net Increase (Decrease) in Net Assets Resulting from Operations	(66,741)		79,734

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(17,461	)(2)	(57,387	)(3)
Distributions — net long-term capital gains	—	(2)	(11,875	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions to Common Stockholders	(17,461)		(69,262)

CAPITAL STOCK TRANSACTIONS
Issuance of 73,061 and 201,917 shares of common stock from reinvestment of dividends and distributions, respectively	1,756		5,326
Common stock purchased under the share repurchase program (137,222 shares)	—		(4,322)

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	1,756		1,004

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(82,446)		11,476

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	1,050,352		1,038,876

End of period	$967,906		$1,050,352

(1)	Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. The distributions in the amount of $1,618 paid to holders of MRP shares during the three months ended February 28, 2015 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $6,471 paid to holders of MRP Shares for the fiscal year ended November 30, 2014 were characterized as dividend income ($5,382) and as long-term capital gains ($1,089). A portion of the distributions characterized as dividend income for the fiscal year ended November 30, 2014 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)	The distributions paid to common stockholders for the three months ended February 28, 2015 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(66,741)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	7,762
Distributions in excess of cost basis	50
Net realized gains (excluding foreign currency transactions)	(29,343)
Unrealized losses (excluding foreign currency translations)	98,981
Accretion of bond discounts, net	(60)
Purchase of long-term investments	(162,682)
Proceeds from sale of long-term investments	227,980
Increase in deposits with brokers	(6)
Decrease in receivable for securities sold	2,577
Increase in interest, dividends and distributions receivable	(441)
Amortization of deferred debt offering costs	185
Amortization of mandatory redeemable preferred stock offering costs	66
Decrease in other assets	33
Increase in payable for securities purchased	4,860
Decrease in investment management fee payable	(296)
Increase in premiums received on call option contracts written	1,001
Increase in accrued directors’ fees and expenses	4
Decrease in accrued expenses and other liabilities	(2,127)

Net Cash Provided by Operating Activities	81,803

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under term loan	(28,000)
Redemption of notes	(27,000)
Costs associated with issuance of notes	(7)
Cash distributions paid to common stockholders	(15,705)

Net Cash Used in Financing Activities	(70,712)

NET INCREASE IN CASH	11,091
CASH— BEGINNING OF PERIOD	1,380

CASH— END OF PERIOD	$12,471

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $1,756 pursuant to the Fund’s dividend reinvestment plan.

During the three months ended February 28, 2015, interest paid was $5,273, and there were no income taxes paid.

During the three months ended February 28, 2015, the Fund received $4,265 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.17		$28.91	$25.43
Net investment income (loss)(2)	0.08		0.14	(0.28)
Net realized and unrealized gains (losses)	(1.93)		2.06	5.68

Total income (loss) from operations	(1.85)		2.20	5.40

Dividends and distributions — auction rate preferred(2)(3)	—		—	—

Common dividends — dividend income(3)	(0.49)		(1.60)	(0.05)
Common distributions — long-term capital gains(3)	—		(0.33)	(1.23)
Common distributions — return of capital(3)	—		—	(0.64)

Total dividends and distributions — common	(0.49)		(1.93)	(1.92)

Effect of common stock repurchased	—		0.01	—
Effect of issuance of common and preferred stock	—		—	0.01
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—
Effect of shares issued in reinvestment of distributions	—		(0.02)	(0.01)

Total capital stock transactions	—		(0.01)	—

Net asset value, end of period	$26.83		$29.17	$28.91

Market value per share of common stock, end of period	$26.66		$30.10	$27.99

Total investment return based on common stock market value(4)	(9.6	)%(5)	15.3%	20.2%
Total investment return based on net asset value(6)	(6.3	)(5)	8.1	22.1
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$967,906		$1,050,352	$1,038,876
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.8%
Other expenses	0.2		0.1	0.2

Subtotal	2.0		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0		1.7	2.1
Management fee waivers	—		—	—

Total expenses	4.0%		3.6%	4.1%

Ratio of net investment income (loss) to average net assets(2)	1.2%		0.4%	(1.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(6.9	)%(5)	7.1%	19.5%
Portfolio turnover rate	11.5	%(5)	37.7%	46.0%
Average net assets	$972,806		$1,129,602	$987,463
Notes outstanding, end of period	318,000		345,000	275,000
Credit facility outstanding, end of period	—		0	70,000
Term loan outstanding, end of period	—		28,000	—
Auction rate preferred stock, end of period	—		—	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	120,000
Average shares of common stock outstanding	36,038,146		36,004,074	35,708,710
Asset coverage of total debt(8)	442.1%		413.8%	435.9%
Asset coverage of total leverage (debt and preferred stock)(9)	321.0%		313.1%	323.4%
Average amount of borrowings per share of common stock during the period	$9.45		$10.16	$9.04

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.25	$26.53	$20.04	$13.43
Net investment income (loss)(2)	(0.04)	(0.08)	0.16	0.31
Net realized and unrealized gains (losses)	2.14	0.71	8.24	8.26

Total income (loss) from operations	2.10	0.63	8.40	8.57

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends — dividend income(3)	(0.71)	—	(1.92)	(0.62)
Common distributions — long-term capital gains(3)	—	(1.92)	—	—
Common distributions — return of capital(3)	(1.21)	—	—	(1.34)

Total dividends and distributions — common	(1.92)	(1.92)	(1.92)	(1.96)

Effect of common stock repurchased	—	—	—	—
Effect of issuance of common and preferred stock	—	—	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	—
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	—

Total capital stock transactions	—	0.01	0.01	—

Net asset value, end of period	$25.43	$25.25	$26.53	$20.04

Market value per share of common stock, end of period	$25.02	$23.82	$28.34	$22.28

Total investment return based on common stock market value(4)	13.0%	(9.7)%	37.9%	139.9%
Total investment return based on net asset value(6)	8.4	2.3	43.6	69.2
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$901,787	$883,967	$915,064	$677,678
Ratio of expenses to average net assets
Management fees	1.8%	1.8%	1.7%	1.7%
Other expenses	0.2	0.2	0.3	0.3

Subtotal	2.0	2.0	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	2.3	2.6
Management fee waivers	—	—	—	—

Total expenses	4.4%	4.3%	4.3%	4.6%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	(0.3)%	0.7%	2.0%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.8%	2.3%	37.2%	55.8%
Portfolio turnover rate	57.2%	57.6%	62.0%	88.8%
Average net assets	$934,388	$940,587	$771,297	$512,647
Notes outstanding, end of period	273,000	301,000	250,000	165,000
Credit facility outstanding, end of period	40,000	—	67,000	47,000
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	—	—
Mandatory redeemable preferred stock, end of period	120,000	120,000	90,000	—
Average shares of common stock outstanding	35,222,412	34,742,802	34,177,249	33,272,958
Asset coverage of total debt(8)	426.4%	433.5%	417.1%	419.7%
Asset coverage of total leverage (debt and preferred stock)(9)	308.3%	310.0%	324.8%	419.7%
Average amount of borrowings per share of common stock during the period	$8.70	$8.92	$7.71	$5.18

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008		2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01		$25.44	$24.13
Net investment income (loss)(2)	0.88		1.09	1.17
Net realized and unrealized gains (losses)	(14.09)		4.82	2.34

Total income (loss) from operations	(13.21)		5.91	3.51

Dividends and distributions — auction rate preferred(2)(3)	(0.34)		(0.50)	(0.44)

Common dividends — dividend income(3)	(0.38)		(1.36)	(1.67)
Common distributions — long-term capital gains(3)	—		(0.48)	—
Common distributions — return of capital(3)	(1.68)		—	(0.03)

Total dividends and distributions — common	(2.06)		(1.84)	(1.70)

Effect of common stock repurchased	—		—	0.05
Effect of issuance of common and preferred stock	—		—	(0.11)
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	0.03		—	—
Effect of shares issued in reinvestment of distributions	—		—	—

Total capital stock transactions	0.03		—	(0.06)

Net asset value, end of period	$13.43		$29.01	$25.44

Market value per share of common stock, end of period	$10.53		$25.79	$25.00

Total investment return based on common stock market value(4)	(55.2)%		10.2%	27.2%
Total investment return based on net asset value(6)	(49.2)		21.8	13.2
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$437,946		$934,434	$806,063
Ratio of expenses to average net assets
Management fees	1.6%		1.7%	1.7%
Other expenses	0.3		0.3	0.3

Subtotal	1.9		2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.7		0.2	0.1
Management fee waivers	—		(0.1)	(0.3)

Total expenses	2.6%		2.1%	1.8%

Ratio of net investment income (loss) to average net assets(2)	3.1%		3.8%	4.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(47.7)%		19.1%	12.3%
Portfolio turnover rate	65.0%		52.1%	63.8%
Average net assets	$915,456		$906,692	$802,434
Notes outstanding, end of period	225,000		—	—
Credit facility outstanding, end of period	—		41,000	—
Term loan outstanding, end of period	—		—	—
Auction rate preferred stock, end of period	—		300,000	300,000
Mandatory redeemable preferred stock, end of period	—		—	—
Average shares of common stock outstanding	32,258,146		32,036,996	31,809,344
Asset coverage of total debt(8)	294.6	%(10)	—	—
Asset coverage of total leverage (debt and preferred stock)(9)	294.6	%(10)	374.0%	368.7%
Average amount of borrowings per share of common stock during the period	$3.53		$0.53	$0.08

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The actual characterization of the distributions made during the three months ended February 28, 2015 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either dividend income (a portion was eligible to be treated as qualified dividend income) or distributions (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Notes agreements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the Energy Sector. The majority of the Fund’s investments include investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Prior to March 9, 2015, the Fund reported its net asset value on its website on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of February 28, 2015, the Fund held 3.5% of its net assets applicable to common stockholders (2.4% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2015 was $34,033. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2015, the Fund did not have any repurchase agreements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 28, 2015, the Fund did not engage in any short sales.

H. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

I. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

J. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 82% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, an equivalent reduction in the cost basis of the associated investments and an increase to net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the three months ended February 28, 2015, the Fund had $7,762 of return of capital and $50 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments.

For the Three Months Ended February 28, 2015
Dividends from investments	$11,249
Distributions from investments	6,042

Total dividends and distributions from investments (before foreign taxes withheld of $153)	$17,291

Dividends — % return of capital	25%
Distributions — % return of capital	82%
Total dividends and distributions — % return of capital	45%
Return of capital — attributable to net realized gains (losses)	$5,739
Return of capital — attributable to net change in unrealized gains (losses)	2,023

Total return of capital	$7,762

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

K. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2015, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received. On March 2, 2015, American Eagle Corporation (“American Eagle”) elected to utilize the 30-day grace period under its indenture with respect to the interest payment that was due. On April 2, 2015, American Eagle entered into a Forbearance Agreement with a group of noteholders (including Kayne Anderson), which expires on May 15, 2015, and made a partial interest payment. The Fund received $110 as its share of the partial interest payment. As of February 28, 2015, the Fund had $270 of accrued interest income related to our holding of American Eagle. During the second fiscal quarter, the Fund established a $160 reserve against the accrual that exceeded the partial interest payment.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash dividends and distributions are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional shares and units of the security.

During the three months ended February 28, 2015, the Fund received the following paid-in-kind and non-cash dividends and distributions.

For the Three Months Ended February 28, 2015
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	$2,825
Non-cash dividends and distributions
ARC Resources Ltd.	100
Baytex Energy Corp.	34
Crescent Point Energy Corp.	631
Energy Transfer Partners, L.P.	451
Enterprise Products Partners L.P.	212
Gibson Energy Inc.	12

1,440

Total paid-in-kind and non-cash dividends and distributions	$4,265

L. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the three months ended February 28, 2015 as either dividend income (eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital) will be determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

M. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

N. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. For non-cash dividends received from ARC Resources Ltd., Crescent Point Energy Corp. and Gibson Energy Inc. during the three months ended February 28, 2015, there was no foreign withholding tax. Interest income, on Canadian corporate debt obligations, paid or payable to a non-resident entity that deals at arm’s length with the Canadian resident should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2015, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2010 remain open and subject to examination by the federal and state tax authorities.

O. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Q. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 28, 2015, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,252,860	$1,218,827	$—	$34,033
Debt investments	143,167	—	143,167	—

Total assets at fair value	$1,396,027	$1,218,827	$143,167	$34,033

Liabilities at Fair Value
Call option contracts written	$3,117	$—	$3,117	$—

For the three months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

As of February 28, 2015, the Fund had Notes outstanding with aggregate principal amount of $318,000 and 4,800,000 shares of MRP Shares outstanding with a total liquidation value of $120,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2015, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount / Liquidation Value	Fair Value
Notes	$318,000	$326,900
MRP Shares	$120,000	$127,200

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2015.

Equity Investments
Balance — November 30, 2014	$29,467
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains, net	4,566

Balance — February 28, 2015	$34,033

The $4,566 of net unrealized gains relate to an investment held at February 28, 2015, and the Fund includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of February 28, 2015:

Quantitative	Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$34,033	- Convertible pricing model	- Credit spread	7.0%	7.5%	7.3%
public companies – valued based on pricing model			- Volatility - Discount for marketability	32.5% 5.0%	37.5% 5.0%	35.0% 5.0%

4.    Concentration of Risk

The Fund’s investments are concentrated in the Energy Sector. The focus of the Fund’s portfolio within the Energy Sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the Energy Sector would have a larger impact on the Fund than on an investment company that does not focus on the Energy Sector. The performance of securities in the Energy Sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2015, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	98.2%
Equity securities	89.7%
Debt securities	10.3%
Securities of MLPs(1)	37.5%
Largest single issuer	12.3%
Restricted securities	9.1%

(1)	Refer to the “Glossary of Key Terms” (page 37) for the definitions of Energy Companies and MLPs.

5.    Agreements and Affiliations

A.  Administration Agreement — The Fund has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Fund. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund. On September 17, 2014, the Fund renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2015 and may be renewed annually thereafter upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the three months ended February 28, 2015, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of February 28, 2015, the Fund believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Fund.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6. Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of February 28, 2015, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2014, the tax character of the total $69,262 distributions paid to common stockholders was $57,387 of dividend income and $11,875 of long-term capital gains. The tax character of the total $6,471 distributions paid to holders of MRP shares was $5,382 of dividend income and $1,089 of long-term capital gains.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

At February 28, 2015, the cost basis of investments for federal income tax purposes was $1,075,076 and the premiums received on outstanding option contracts written were $2,194. At February 28, 2015, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$461,692
Gross unrealized depreciation of investments (including options)	(141,664)

Net unrealized appreciation of investments before foreign currency related translations	320,028
Unrealized depreciation on foreign currency related translations	(20)

Net unrealized appreciation of investments	$320,008

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7. Restricted	Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At February 28, 2015, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
American Eagle Energy Corporation	8/13/14	(2)	4,800	$4,759	$2,064	n/a	0.2%	0.1%
American Energy-Woodford LLC	9/11/14	(3)	1,500	1,441	1,005	n/a	0.1	0.1
Athabasca Oil Corporation	(4)	(2)	(5)	13,210	10,734	n/a	1.1	0.8
Baytex Energy Corporation	12/22/14	(2)	420	358	398	n/a	0.0	0.0
BlackBrush Oil & Gas, L.P.	7/21/14	(3)	12,700	12,611	10,287	n/a	1.1	0.6
California Resources Corporation	(4)	(2)	7,500	6,533	6,722	n/a	0.7	0.5
Canbriam Energy Inc.	11/10/14	(3)	2,250	2,120	2,250	n/a	0.2	0.2
Chief Oil & Gas LLC	5/12/14	(3)	4,000	3,963	3,740	n/a	0.4	0.3
CrownRock, L.P.	12/30/14	(3)	500	472	502	n/a	0.1	0.0
CrownRock, L.P.	2/3/15	(3)	3,875	3,818	4,011	n/a	0.4	0.3
Endeaver Energy Resources, LP	(4)	(3)	2,250	1,988	2,194	n/a	0.3	0.2
Energy & Exploration Partners, Inc.	12/22/14	(3)	997	719	848	n/a	0.1	0.1
Jupiter Resources Inc.	9/11/14	(3)	10,000	9,596	8,150	n/a	0.8	0.5
Navios Maritime Holdings Inc.	(4)	(2)	2,500	2,587	2,356	n/a	0.2	0.2
Ocean Rig UDW Inc.	7/17/14	(2)	2,500	2,464	1,531	n/a	0.2	0.1
Parsley Energy Inc.	(4)	(2)	6,025	6,138	6,206	n/a	0.6	0.4
RKI Exploration & Production, LLC	(4)	(3)	14,865	14,675	14,196	n/a	1.5	1.0
RSP Permian, Inc.	9/23/14	(2)	1,200	1,200	1,213	n/a	0.1	0.1
Stonewall Gas Gathering LLC	1/26/15	(3)	3,750	3,564	3,750	n/a	0.4	0.3
Teine Energy Ltd.	9/9/14	(3)	2,500	2,482	2,237	n/a	0.2	0.2
Triangle USA Petroleum Corporation	7/15/14	(2)	800	800	660	n/a	0.1	0.0
Vantage Energy, LLC	(4)	(3)	8,930	8,875	7,948	n/a	0.8	0.6

Total				$104,373	$93,002		9.6%	6.6%

Level 3 Investments(6)
Capital Product Partners L.P.
Class B Units	5/21/12	(2)	3,333	$24,697	$34,033	10.21	3.5%	2.4%

Total of all restricted securities				$129,070	$127,035		13.1%	9.0%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(2)	Unregistered or restricted security of a publicly-traded company.

(3)	Unregistered security of a private company.

(4)	Security was acquired at various dates during the three months ended February 28, 2015 and/or in prior fiscal years.

(5)	Principal amount is 14,830 Canadian dollars.

(6)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2015 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2014	12,400	$1,192
Options written	25,703	2,676
Options subsequently repurchased(1)	(2,500)	(307)
Options exercised	(2,200)	(300)
Options expired	(11,000)	(1,067)

Options outstanding at February 28, 2015(2)	22,403	$2,194

(1)	The price at which the Fund subsequently repurchased the options was $84, which resulted in net realized gains of $223.

(2)	The percentage of total investments subject to call options written was 8.6% at February 28, 2015.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of February 28, 2015, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2015
Call options written	Call option contracts written	$(3,117)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2015
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$1,287	$(1,356)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

9.    Investment Transactions

For the three months ended February 28, 2015, the Fund purchased and sold securities in the amounts of $162,682 and $227,980 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At February 28, 2015, the Fund had a $100,000 unsecured revolving credit facility (“Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the three months ended February 28, 2015, the Fund had no borrowings under the Credit Facility.

At February 28, 2015, the Fund had a $50,000 unsecured revolving term loan (“Term Loan”). The initial term of the Term Loan extends through June 13, 2017, at which time the Fund has the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on the Fund’s asset coverage ratios. The Fund pays a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Borrowings under the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.30% based on the Fund’s current asset coverage ratios. The Term Loan is repayable at par at any time.

For the three months ended February 28, 2015, the average amount outstanding under the Term Loan was $3,389 with a weighted average interest rate of 1.57%. As of February 28, 2015, the Fund had no borrowings outstanding under the Term Loan.

As of February 28, 2015, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

11.    Notes

At February 28, 2015, the Fund had $318,000 aggregate principal amount of Notes outstanding. On February 3, 2015, the Fund redeemed $27,000 of Notes scheduled to mature on March 5, 2015.

The table below sets forth the key terms of each series of Notes at February 28, 2015.

Series	Principal Outstanding, November 30, 2014	Principal Redeemed	Principal Outstanding, February 28, 2015	Estimated Fair Value February 28, 2015	Fixed/Floating Interest Rate	Maturity Date
D	$58,000	$—	$58,000	$59,300	4.150%	3/5/15
E	27,000	(27,000)	—	—	3-month LIBOR + 155bps	3/5/15
F	30,000	—	30,000	30,100	3-month LIBOR + 145bps	5/10/16
G	20,000	—	20,000	20,500	3.710%	5/10/16
H	10,000	—	10,000	10,700	4.380%	5/10/18
I	6,000	—	6,000	6,000	2.590%	8/8/18
J	29,000	—	29,000	29,400	3.070%	8/8/20
K	50,000	—	50,000	52,200	3.720%	8/8/23
L	45,000	—	45,000	41,100	3.820%	8/8/25
M	70,000	—	70,000	71,600	3.360%	10/7/21

	$345,000	$(27,000)	$318,000	$326,900

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. For the three months ended February 28, 2015, the weighted average interest rate on the outstanding Notes was 3.43%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 28, 2015, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 28, 2015, the Fund was in compliance with all covenants under the agreements of the Notes.

12.    Preferred Stock

At February 28, 2015, the Fund had 4,800,000 shares of MRP Shares outstanding with a total liquidation value of $120,000 ($25.00 per share).

The table below sets forth the key terms of each series of MRP Shares at February 28, 2015.

Series	Shares Outstanding, February 28, 2015	Liquidation Value, February 28, 2015	Estimated Fair Value, February 28, 2015	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$95,200	5.48%	3/05/17
B	1,200,000	30,000	32,000	5.13%	5/10/18

	4,800,000	$120,000	$127,200

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of the MRP Shares. The dividend rate on the Fund’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

Series A and B
Rating as of February 28, 2015 (FitchRatings)	“AA”
Ratings Threshold	“A”
Method of Determination	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 28, 2015, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At February 28, 2015, the Fund had 195,200,000 shares of common stock authorized and 36,075,488 shares outstanding. On June 23, 2014, the Fund announced that its Board of Directors approved a program to purchase up to $20,000 of the Fund’s common stock. The repurchase program was to continue until the earlier of (i) the repurchase of $20,000 of common stock or (ii) December 31, 2014. Under the program, the Fund authorized its agents to make purchases in the open market when shares were trading at a discount of at least 8% to the Fund’s net asset value (“NAV”) per share and the Fund had sufficient borrowing capacity relative to its target leverage ratios. On December 31, 2014, the Fund’s common stock repurchase program ended. During the program, the Fund repurchased 137,222 shares ($4,322) of its common stock at an average price of $31.49, which represented an average discount to its NAV per share of approximately 8.6%. During the three months ended February 28, 2015, the Fund did not repurchase any shares of its common stock. Transactions in common shares for the three months ended February 28, 2015 were as follows:

Shares outstanding at November 30, 2014	36,002,427
Shares issued through reinvestment of distributions	73,061

Shares outstanding at February 28, 2015	36,075,488

14.    Subsequent Events

The Fund redeemed $58,000 of Notes (Series D) on the scheduled maturity date of March 5, 2015 with proceeds from the Credit Facility and Term Loan.

On March 11, 2015, the Fund declared its quarterly distribution of $0.485 per common share for the first quarter of fiscal 2015 for a total quarterly distribution payment of $17,497. The distribution was paid on April 10, 2015. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,716 was reinvested into the Fund through the issuance of 68,421 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this Quarterly Report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, that own and operate Midstream Assets that are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 11, 2015, the Fund’s Board of Directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B-” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies. The revised policy allows 10% of the Fund’s total assets to be invested in the aforementioned securities.

The revised policy related to debt securities will be effective July 1, 2015 as follows:

The Fund may not invest more than 30% of its total assets in debt securities of Energy Companies. Up to but not more than 10% of its total assets may be invested in (i) unrated debt securities or (ii) debt securities that are rated less than “B-” (Standard & Poor’s or Fitch Ratings) / “B3” (Moody’s Investor Services, Inc.) of public or private companies. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least “B-” (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt investment.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

REPURCHASE AGREEMENT

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.